[BRYAN CAVE LLP LETTERHEAD]

June 22, 2012

VIA EDGAR

Securities and Exchange Commission Washington, D.C. 20549

Re:	Form S-1 Filing for GreenHaven Coal Index Fund

Ladies and Gentlemen:

On behalf of the GreenHaven Coal Index Fund (the “Fund”) sponsored by our client, GreenHaven Coal Services, LLC, pursuant to the Securities Act of 1933, as amended, we are filing with this correspondence a registration statement on Form S-1 covering the proposed registration of up to $3,000,000 of shares of the Fund.  Please note that we intend to file a pre-effective amendment that will contemplate the registration of a greater number of shares following our final determination thereof.

The required registration fee for the initial amount of shares, in the amount of $343.80, has been paid by wire transfer through the FEDWIRE system.

Please do not hesitate to contact me at (404) 572-6820 if you have any questions or comments with respect to the foregoing.

Regards,

/s/ Terrence. A Childers

Terrence. A Childers